Exhibit 24

POWER OF ATTORNEY

WHEREAS, Broadwing Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2002 and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Kevin W. Mooney, Thomas L. Schilling and Jeffrey C. Smith, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 31st day of January, 2003.

/s/ Phillip R. Cox
Phillip R. Cox
Director

STATE OF OHIO	)
) SS:
COUNTY OF HAMILTON	)

On the 31st day of January, 2003, personally appeared before me Phillip R. Cox, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 31st day of January, 2003.

/s/ Susan D. McClarnon
Notary Public

POWER OF ATTORNEY

WHEREAS, Broadwing Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2002 and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Kevin W. Mooney, Thomas L. Schilling and Jeffrey C. Smith, and each of them singly, her attorneys for her and in her name, place and stead, and in her office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 31st day of January, 2003.

/s/ Karen M. Hoguet
Karen M. Hoguet
Director

STATE OF OHIO	)
) SS:
COUNTY OF HAMILTON	)

On the 31st day of January, 2003, personally appeared before me Karen M. Hoguet, to me known and known to me to be the person described in and who executed the foregoing instrument, and she duly acknowledged to me that she executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 31st day of January, 2003.

/s/ Susan D. McClarnon
Notary Public

POWER OF ATTORNEY

WHEREAS, Broadwing Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2002 and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Kevin W. Mooney, Thomas L. Schilling and Jeffrey C. Smith, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 31st day of January, 2003.

/s/ Daniel J. Meyer
Daniel J. Meyer
Chairman of the Board of Directors

STATE OF OHIO	)
) SS:
COUNTY OF HAMILTON	)

On the 31st day of January, 2003, personally appeared before me Daniel J. Meyer, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 31st day of January, 2003.

/s/ Susan D. McClarnon
Notary Public

POWER OF ATTORNEY

WHEREAS, Broadwing Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2002 and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Kevin W. Mooney, Thomas L. Schilling and Jeffrey C. Smith, and each of them singly, her attorneys for her and in her name, place and stead, and in her office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 31st day of January, 2003.

/s/ Mary D. Nelson
Mary D. Nelson
Director

STATE OF OHIO	)
) SS:
COUNTY OF HAMILTON	)

On the 31st day of January, 2003, personally appeared before me Mary D. Nelson, to me known and known to me to be the person described in and who executed the foregoing instrument, and she duly acknowledged to me that she executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 31st day of January, 2003.

/s/ Susan D. McClarnon
Notary Public

POWER OF ATTORNEY

WHEREAS, Broadwing Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2002 and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Kevin W. Mooney, Thomas L. Schilling and Jeffrey C. Smith, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 31st day of January, 2003.

/s/ David B. Sharrock
David B. Sharrock
Director

STATE OF OHIO	)
) SS:
COUNTY OF HAMILTON	)

On the 31st day of January, 2003, personally appeared before me David B. Sharrock, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 31st day of January, 2003.

/s/ Susan D. McClarnon
Notary Public

POWER OF ATTORNEY

WHEREAS, Broadwing Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2002 and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Kevin W. Mooney, Thomas L. Schilling and Jeffrey C. Smith, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 31st day of January, 2003.

/s/ J. Taylor Crandall
J. Taylor Crandall
Director

STATE OF OHIO	)
) SS:
COUNTY OF HAMILTON	)

On the 31st day of January, 2003, personally appeared before me J. Taylor Crandall, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 31st day of January, 2003.

/s/ Susan D. McClarnon
Notary Public

POWER OF ATTORNEY

WHEREAS, Broadwing Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2002 and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Kevin W. Mooney, Thomas L. Schilling and Jeffrey C. Smith, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 31st day of January, 2003.

/s/ John M. Zrno
John M. Zrno
Director

STATE OF OHIO	)
) SS:
COUNTY OF HAMILTON	)

On the 31st day of January, 2003, personally appeared before me John M. Zrno, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 31st day of January, 2003.

/s/ Susan D. McClarnon
Notary Public

POWER OF ATTORNEY

WHEREAS, Broadwing Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2002 and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Kevin W. Mooney, Thomas L. Schilling and Jeffrey C. Smith, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 31st day of January, 2003.

/s/ Carl Redfield
Carl Redfield
Director

STATE OF OHIO	)
) SS:
COUNTY OF HAMILTON	)

On the 31st day of January, 2003, personally appeared before me Carl Redfield, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 31st day of January, 2003.

/s/ Susan D. McClarnon
Notary Public

POWER OF ATTORNEY

WHEREAS, Broadwing Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2002 and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Kevin W. Mooney, Thomas L. Schilling and Jeffrey C. Smith, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 31st day of January, 2003.

/s/ Lawrence J. Bouman
Lawrence J. Bouman
Director

STATE OF OHIO	)
) SS:
COUNTY OF HAMILTON	)

On the 31st day of January, 2003, personally appeared before me Lawrence Bouman, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 31st day of January, 2003.

/s/ Susan D. McClarnon
Notary Public

POWER OF ATTORNEY

WHEREAS, Broadwing Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2002 and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Kevin W. Mooney, Thomas L. Schilling and Jeffrey C. Smith, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 31st day of January, 2003.

/s/ John F. Cassidy
John F. Cassidy
Director

STATE OF OHIO	)
) SS:
COUNTY OF HAMILTON	)

On the 31st day of January, 2003, personally appeared before me John F. Cassidy, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 31st day of January, 2003.

/s/ Susan D. McClarnon
Notary Public

POWER OF ATTORNEY

WHEREAS, Broadwing Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2002 and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Kevin W. Mooney, Thomas L. Schilling and Jeffrey C. Smith, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 31st day of January, 2003.

/s/ Kevin W. Mooney
Kevin W. Mooney
Director

STATE OF OHIO	)
) SS:
COUNTY OF HAMILTON	)

On the 31st day of January, 2003, personally appeared before me Kevin Mooney, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 31st day of January, 2003.

/s/ Susan D. McClarnon
Notary Public